FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
CONCENTRA GROUP HOLDINGS PARENT, LLC
THIS FIRST AMENDMENT (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement, dated February 1, 2018 (the “LLC Agreement”), of Concentra Group Holdings Parent, LLC (the “Company”) is made and entered into as of June 28, 2018 by and among Select Medical Corporation, a Delaware corporation (“SEM”), Welsh, Carson, Anderson & Stowe XII, L.P., a Delaware limited partnership (“WCAS”), Dignity Health Holding Corporation, a Nevada corporation (“Dignity”), each of the other Members of the Company listed on the signature pages hereto, and the Company. SEM, WCAS, Dignity, each other Member listed on the signature pages hereto and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the LLC Agreement.
RECITALS
WHEREAS, SEM, WCAS, Dignity and the other Members listed on the signature pages hereto are members of the Company, and the Parties are party to and bound by the LLC Agreement; and
WHEREAS, the Parties desire to amend the LLC Agreement in accordance with the provisions of Section 10.1 of the LLC Agreement.
NOW, THEREFORE, in consideration of the covenants, premises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the Parties agree as follows:
AGREEMENT
1.The definitions of “Prior Unsold Interests” and “Put Cap” set forth in Section 1.1 of the LLC Agreement are hereby deleted in their entirety and replaced by the following:
““Prior Unsold Interests” means, (i) with respect to any Class B Member, (x) the maximum number of Class B Interests that such Class B Member could have sold pursuant to Section 9.3(a)(i) in connection with all previous WCAS Put Exercises minus (y) the number of Class B Interests that such Class B Member actually sold pursuant to Section 9.3(a)(i) in connection with such WCAS Put Exercises; and (ii) with respect to any Class C Member, (x) the maximum number of Class C Interests that such Class C Member could have sold pursuant to Section 9.3(a)(i) in connection with all previous WCAS Put Exercises minus (y) the number of Class C Interests that such Class C Member actually sold pursuant to Section 9.3(a)(i) in connection with such WCAS Put Exercises.”

““Put Cap” means, (x) with respect to a Class A Member, a number of Class A Interests equal to thirty three and one third percent (33 1/3%) of the number of Class A Interests listed as of the Effective Date on Schedule I (as the same may be adjusted for any limited liability company interest split, limited liability company interest dividend, distribution, combination or reclassification or similar transaction occurring after the Effective Date); (y) with respect to a Class B Member, a number of Class B Interests equal to (i) thirty three and one third percent (33 1/3%) of the number of Class B Interests listed as of the Effective Date on Schedule I (as the same may be adjusted for any limited liability company interest split, limited liability company interest dividend, distribution, combination or reclassification or similar transaction occurring after the Effective Date) plus (ii) with respect to any WCAS Put Exercise, the quotient of (A) such Class B Member’s Prior Unsold Interests with respect to all previous WCAS Put Exercises divided by (B) the Applicable Percentage with respect to the applicable WCAS Put Exercises; and (z) with respect to a Class C Member, a number of Class C Interests equal to (i) thirty three and one third percent (33 1/3%) of the number of Class C Interests listed on Schedule I (as the same may be updated for future issuances of Class C Interests and adjusted for any limited liability company interest split, limited liability company interest dividend, distribution, combination or reclassification or similar transaction occurring after the Effective Date) plus (ii) with respect to any WCAS Put Exercise, the quotient of (A) such Class C Member’s Prior Unsold Interests with respect to all previous WCAS Put Exercises divided by (B) the Applicable Percentage with respect to the applicable WCAS Put Exercises; provided that if any Class A Interests or Class B Interests listed as of the Effective Date on Schedule I are thereafter Transferred to another Member, then, for purposes of determining each Member’s Put Cap only, the owner of such Transferred Company Interests on the date of the WCAS Put Exercise Notice or Additional Put Exercise Notice shall be deemed to have owned such Transferred Company Interests as of the Effective Date and the Person who owned such Transferred Company Interests on the Effective Date shall be deemed not to have owned such Transferred Company Interests on the Effective Date.”
2.    The following definitions are hereby added to Section 1.1 of the LLC Agreement:
““Class C Company Equity Value” means the Company Equity Value as of the date of any purchase or sale pursuant to a Class C Put Exercise as determined by the Board in accordance with Section 9.3(h).”
““Class C Put Price Per Interest” means the quotient obtained by dividing the Class C Company Equity Value by the number of Fully Diluted Company Interests.”
““Effective Date” means February 1, 2018.”
3.    Section 9.3(a)(i) of the LLC Agreement is hereby deleted in its entirety and replaced by the following:

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“WCAS Put Rights. On and after the second anniversary of the Effective Date, during each Put Valuation Request Period, WCAS shall have the right to send one (1) written notice to the Company (with a copy to SEM) requesting that the Company engage an Investment Bank to determine the Company Enterprise Value and Put Price Per Interest in accordance with Section 9.3(e) hereof (each, a “WCAS Put Valuation Request”) if Dignity has not already initiated a Dignity Put Valuation Request for such Put Valuation Request Period (it being understood that if an Investment Bank does not determine the Company Enterprise Value and the Put Price Per Interest after a Dignity Put Valuation Request, WCAS shall have the right to initiate a WCAS Put Valuation Request). Following delivery of a WCAS Put Valuation Request (or a Dignity Put Valuation Request, as the case may be), the Company shall instruct the Investment Bank selected pursuant to Section 9.3(e) to calculate the Company Enterprise Value and Put Price Per Interest in accordance with Section 9.3(e) hereof and deliver written notice of its determination thereof to SEM, WCAS and Dignity. During the ten (10) day period following SEM’s, WCAS’s and Dignity’s receipt of such written notice from the applicable Investment Bank that sets forth such Investment Bank’s determination of the Company Enterprise Value and Put Price Per Interest in accordance with Section 9.3(e), WCAS may elect, in its sole and absolute discretion, to sell to SEM a number of Company Interests up to WCAS’s Put Cap at a price per Company Interest equal to the Put Price Per Interest (each, a “WCAS Put Exercise”). Any WCAS Put Exercise shall be made by delivery of a written notice by WCAS to SEM and the Company during such ten (10) day period (each, a “WCAS Put Exercise Notice”), which WCAS Put Exercise Notice shall indicate the number of Company Interests that WCAS wishes to sell to SEM subject to WCAS’s Put Cap. Following proper delivery of a WCAS Put Exercise Notice, the Company shall promptly notify each Class A Member (other than WCAS and Dignity), Class B Member and Class C Member of the WCAS Put Exercise in writing (each, a “WCAS Put Notification”), and each Class A Member (other than WCAS and Dignity), Class B Member and Class C Member, during the ten (10) day period following such Member’s receipt of such WCAS Put Notification, may elect, in its sole and absolute discretion, to sell to SEM a number of Company Interests up to the product of such Member’s Put Cap and the Applicable Percentage, in each case at a price per interest equal to the Put Price Per Interest (each, an “Additional Put Exercise” and together with a WCAS Put Exercise, each a “Put Exercise”). For the avoidance of doubt, if WCAS does not deliver a WCAS Put Exercise Notice during an applicable period, no other Member (other than Dignity pursuant to Section 9.3(a)(ii)) may deliver an Additional Put Exercise Notice or otherwise sell any Company Interests in connection with the put rights described in this Section 9.3(a)(i) for such period. Any Additional Put Exercise shall be made by delivery of a written notice by the applicable Member to SEM and the Company during the ten (10) day period following such Member’s receipt of the WCAS Put Notification (each, an “Additional Put Exercise Notice” and together with a WCAS Put Exercise Notice, each a “Put Exercise Notice”), which Additional Put Exercise Notice shall indicate the number of Company Interests that such Member wishes to sell to SEM subject to such Member’s Put Cap; provided, however,

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that (X) with respect to any Class B Member or Class C Member, such Member may only elect to sell vested Class B Interests or Class C Interests, as applicable, to SEM and (Y) notwithstanding anything to the contrary herein, no Class C Member shall have the right to sell any Class C Interests pursuant to this Section 9.3(a)(i) in connection with any Put Exercise occurring prior to the third anniversary of the Effective Date. In connection with each Put Exercise, (x) SEM shall purchase, and the applicable Class A Member, Class B Member or Class C Member shall sell, the applicable Company Interests no later than forty five (45) days following delivery of the applicable Put Exercise Notice and (y) SEM shall pay the applicable purchase price at the closing by one of the following methods determined in SEM’s sole and absolute discretion: (A) wire transfer of immediately available funds, (B) so long as SEM Common Stock is publicly traded, the issuance of shares of SEM Common Stock (valued at the 21 trading day volume-weighted average sales price of such shares for the period beginning ten (10) trading days immediately preceding the first public announcement of the Put Exercise and ending on the tenth (10th) trading day immediately following such announcement) or (C) a combination thereof; provided that each Member delivering a Put Exercise Notice shall be paid in the same relative mix of cash and SEM Common Stock. Each Member hereby acknowledges that the issuance of any shares of SEM Common Stock that are paid to such Member pursuant to the immediately preceding sentence will not be registered under applicable securities laws (other than as required by Section 9.3(d)).”
4.    The first sentence of Section 9.3(d)(i) of the LLC Agreement is hereby amended to add “Class C Put Exercise” between “Put Exercise,” and “Dignity Put Exercise”.
5.    Section 9.3(f) of the LLC Agreement is hereby deleted in its entirety and replaced by the following:
“(f) On the True Up Date of a Member, in addition to the payments of the Call Price Per Interest, Put Price Per Interest or Class C Put Price Per Interest due to such Member on such date, SEM shall pay to such Member in cash its True Up Amount (as defined below), if any, with respect to any previous Put Exercise, Class C Put Exercise or Dignity Put Exercise by such Member or Call Exercise by SEM prior to the True Up Date. For purposes of this Section 9.3(f),
(i)    “Disregarded Securities” means, with respect to any prior determination of Put Price Per Interest, Class C Put Price Per Interest or Call Price Per Interest, any unvested Class B Interests, unvested Class B Interests underlying in-the-money Options or Convertible Securities, any unvested Class C Interests or unvested Class C Interests underlying in-the-money Options or Convertible Securities that (x) were outstanding at the time of, and included in, the number of Fully Diluted Company Interests used in such calculation of Put Price Per Interest, Class C Put Price Per Interest or Call Price Per Interest, and (y) were subsequently

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forfeited and are no longer outstanding on the True Up Date (other than Options or Convertible Securities that were exercised by the applicable Member on the True Up Date);
(ii)    “True Up Amount” means, with respect to any prior Put Exercise, Class C Put Exercise or Dignity Put Exercise by a Member or Call Exercise by SEM, the excess of (x) the aggregate amount that would have been paid to a Member in connection with such prior Put Exercise, Class C Put Exercise, Dignity Put Exercise or Call Exercise if both (A) any Disregarded Securities had not been included in the calculation of Fully Diluted Company Interests used in the calculation of Put Price Per Interest, Class C Put Price Per Interest or Call Price Per Interest with respect to such Put Exercise, Class C Put Exercise, Dignity Put Exercise or Call Exercise and (B) the exercise price of any Disregarded Securities had not been included in clause (iii) of the definition of the Company Equity Value used in the calculation of Put Price Per Interest, Class C Put Exercise or Call Price Per Interest with respect to such Put Exercise, Class C Put Exercise or Call Exercise, over (y) the aggregate amount (whether in the form of cash or SEM Common Stock) actually paid to such Member in connection with the prior Put Exercise, Class C Put Exercise or Call Exercise; and
(iii)    “True Up Date” means, with respect to a Member, the first date on which any of the following occur: (a) consummation of the transactions contemplated by any Call Exercise that result in such Member no longer owning any Company Interests, (b) consummation of the transactions contemplated by the WCAS SEM COC Put Exercise or Dignity SEM COC Put Exercise that result in such Member no longer owning any Company Interests, and (c) consummation of the transactions contemplated by any Put Exercise that result in such Member no longer owning any Company Interests.”
6.    The following is added to the LLC Agreement as Section 9.3(g):
“(g) Additional Class C Put Rights. Beginning in the first full Fiscal Year in which the WCAS Members do not own any Company Interests, Class C Members possessing in the aggregate vested Class C Units constituting more than 50% of the then-outstanding and vested Class C Units (a “Class C Majority”) shall have the right to send one (1) written notice to SEM and the Company during the 60-day period following the delivery of the audited financial statements of the Company for the immediately preceding Fiscal Year requesting that the Board to determine the Company Enterprise Value and Class C Put Price Per Interest in accordance with Section 9.3(h) hereof (each, a “Class C Put Valuation Request”). Following delivery of a Class C Put Valuation Request, the Board shall calculate the Company Enterprise Value and Class C Put Price Per Interest in accordance with Section 9.3(h) hereof, and the Company shall deliver written notice of the Board’s determination thereof to SEM and the Class C Members. During the ten (10) day period following delivery

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of such written notice, Class C Members constituting a Class C Majority may elect on behalf of all Class C Members to sell to SEM all of the vested Class C Units then outstanding at a price equal to the Class C Put Price Per Interest determined by the Board (each, a “Class C Put Exercise”). Any Class C Put Exercise shall be made by delivery of a written notice by the Class C Majority to SEM, the Company and each Class C Member during such ten (10) day period (each, a “Class C Put Exercise Notice”). In connection with each Class C Put Exercise, (x) SEM shall purchase, and each Class C Member shall sell, all of the vested Class C Units no later than forty five (45) days following delivery of the applicable Class C Put Exercise Notice and (y) SEM shall pay the applicable purchase price at the closing by one of the following methods determined in SEM’s sole and absolute discretion: (A) wire transfer of immediately available funds, (B) so long as SEM Common Stock is publicly traded, the issuance of shares of SEM Common Stock (valued at the 21 trading day volume-weighted average sales price of such shares for the period beginning ten (10) trading days immediately preceding the first public announcement of the Class C Put Exercise and ending on the tenth (10th) trading day immediately following such announcement) or (C) a combination thereof; provided that each Class C Member selling Class C Units pursuant to this Section 9.3(g) shall be paid in the same relative mix of cash and SEM Common Stock. Each Member hereby acknowledges that the issuance of any shares of SEM Common Stock that are paid to such Member pursuant to the immediately preceding sentence will not be registered under applicable securities laws (other than as required by Section 9.3(d)). The Class C Members agree that Section 9.3(e) shall not apply to the calculation of the Class C Put Price and the Investment Bank or any other valuation expert shall not be retained for purposes of calculating the Class C Company Equity Value.”
7.    The following is added to the LLC Agreement as Section 9.3(h):
“(h) Class C Company Equity Value. The Company Enterprise Value for purposes of determining the Class C Company Equity Value in connection with any Class C Put Valuation Request shall be calculated by the Board in good faith using the same methodology and principles, including the use of any EBITDA multiple, (i) applied by the Investment Bank or (ii) agreed by SEM and WCAS to calculate the Company Enterprise Value and the Company Equity Value used to determine the Put Price Per Interest in connection with the most recent WCAS Put Exercise for which a Company Enterprise Value was determined. For purposes of calculating the Class C Company Equity Value (and Company Enterprise Value in connection therewith), EBITDA shall be calculated in a manner consistent with the calculation of EBITDA the Company and Dignity used to value the Class A Interests issued to Dignity in connection with the Acquisition and the applicable period for the calculation of EBITDA shall be the twelve (12) calendar month period ended on the last day of the most recent calendar month for which month-end financial statements are available at the time of the delivery of the delivery of the Class C Put Valuation Request, and such calculation shall be based on the Company’s monthly financial statements for each month in the applicable twelve (12) calendar month period, in each case prepared in accordance

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with GAAP and consistent with the Company’s historical accounting methodologies, policies and procedures. Notwithstanding anything to the contrary, the determination of Class C Company Enterprise Value and the Class C Put Price Per Interest by the Board in accordance with this Section 9.3(h) shall be binding on all parties for the applicable Class C Put Exercise.
8.    Schedule I to the LLC Agreement shall be replaced by Schedule I attached to this Amendment.
9.    Except as and to the extent expressly modified by this Amendment, the LLC Agreement is not otherwise being amended, modified or supplemented and shall remain in full force and effect in accordance with its terms.
10.    Each of the Parties represents and warrants (a) that it has the authority to enter into this Amendment, (b) that this Amendment is duly and validly executed and delivered by such Party and (c) that this Amendment constitutes the legal, valid and binding obligation of such Party enforceable in accordance with its terms.
11.    This Amendment cannot be modified, amended or altered except in accordance with Section 10.1 of the LLC Agreement.
12.    This Amendment shall be governed by and construed in conformity with the laws of the State of Delaware without regard to any conflict of laws rules thereof.
13.    This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. Delivery of executed signature pages hereof by facsimile transmission or portable document format (pdf) shall constitute effective and binding execution and delivery of this Amendment.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

COMPANY:
CONCENTRA GROUP HOLDINGS PARENT, LLC
By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President
MEMBERS:
SELECT MEDICAL CORPORATION
By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President, General Counsel & Secretary

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

WELSH, CARSON, ANDERSON & STOWE XH, L.P.
By: WCAS XII ASSOCIATES LLC, its General Partner
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory
WELSH, CARSON, ANDERSON & STOWE XII DELAWARE, L.P.
By: WCAS XII ASSOCIATES CAYMAN L.P., its General Partner
By: WCAS XII ASSOCIATES LLC, its General Partner
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

WELSH, CARSON, ANDERSON & STOWE XII DELAWARE II, L.P.
By: WCAS XII ASSOCIATES LLC, its General Partner
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory
WELSH, CARSON, ANDERSON & STOWE XII CAYMAN, L.P.
By: WCAS XII ASSOCIATES CAYMAN L.P., its General Partner
By: WCAS XII ASSOCIATES LLC, its General Partner
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

WCAS XII CO-INVESTORS LLC
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory
WCAS MANAGEMENT CORPORATION
By:	/s/ D. Scott Mackesy
Name: D. Scott Mackesy
Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

CRESSEY & COMPANY FUND IV LP By: Cressey & Company GP LP, its general partner By: Cressey & Company LLC, its general partner
By:	/s/ Bryan Cressey
Name: Bryan Cressey
Title: Partner

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

DIGNITY HEALTH HOLDING CORPORATION
By:	/s/ Daniel J. Morissette
Name: Daniel J. Morissette
Title: Sr. Executive Vice President & CFO

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

DAEG HOLDING LC
By:	/s/ James M. Greenwood
Name: James M. Greenwood
Title: Manager

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

JKC TR HOLDINGS, LLC
By:	/s/ John K. Carlyle
Name: John K. Carlyle
Title: Manager

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

DTLT PRIVATE HOLDINGS, LLC
By:	/s/ Daniel E. Thomas
Name: Daniel E. Thomas
Title: Authorized Person

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Matthew T. DiCanio
Matthew T. DiCanio

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Giovanni Gallara
Giovanni Gallara

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ John A. Delorimier
John A. DeLorimier

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Gregory M. Gilbert
Gregory M. Gilbert

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Michael A. Kosuth
Michael A. Kosuth

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Douglas R. McAndrew
Douglas R. McAndrew

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

WKN TR HOLDINGS, LLC
/s/ W. Keith Newton
By: W. Keith Newton Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ James J. Talalai
James J. Talalai

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Scott C. Wise
Scott C. Wise

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed, all as of the date first written above.

/s/ Su Zan Nelson
Su Zan Nelson